CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Sep. 30, 2019	Jun. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED BALANCE SHEET
Allowance for doubtful accounts	$ 16,392	$ 17,192	$ 14,076	$ 8,495
Capital stock, par value (in dollars per share)	$ 0	$ 0	$ 0	$ 0
Capital stock, issued (in shares)	306,050,763	305,268,497	217,526,425	217,327,823
Capital stock, outstanding (in shares)	306,050,763	305,268,497	217,526,425	217,327,823